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                            SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549


                                          FORM 8-K

                                       CURRENT REPORT


                           Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 30, 1998
               ---------------------------------------------------------------

                                 FLEET FINANCIAL GROUP, INC.
                       ---------------------------------------------------
                    (Exact name of registrant as specified in its charter)


                                         RHODE ISLAND
                     ------------------------------------------------------
                         (STATE OR OTHER JURISDICTION OF INCORPORATION)

                     1-6366                              05-0341324
              --------------------------------------------------------------
              (Commission File Number)     (IRS Employer Identification No.)

                       ONE FEDERAL STREET, BOSTON, MA               02211
              --------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)


             Registrant's telephone number, including area code:  617-346-4000
                                                                  ------------

             ----------------------------------------------------------------
               (Former name or former address, if changed since last report

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Item 5.  OTHER EVENTS.

         As previously reported, Fleet Financial Group, Inc. ("Fleet") completed its acquisition of The Quick & Reilly Group, Inc. ("Quick & Reilly") on February 1, 1998. Fleet hereby files certain unaudited pro forma combined financial information for Fleet and Quick & Reilly for the period ended December 31, 1997.

Item 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS

         EXHIBIT NO.                             DESCRIPTION

         EXHIBIT 99                              Unaudited Pro Forma Combined
                                                 Financial Information for
                                                 Fleet and Quick & Reilly for
                                                 the period ended
                                                 December 31, 1997

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                                 FLEET FINANCIAL GROUP, INC.
                                                 Registrant


                                                 By  /s/ Robert C. Lamb, Jr.
                                                   --------------------------
                                                      Robert C. Lamb, Jr.
                                                      Controller
                                                      Chief Accounting Officer


Dated: March 30, 1998






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